SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported) March 3, 2003

EQUINE NUTRACEUTICALS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Nevada
(State or Other Jurisdiction of Incorporation)

333-84558	80-0008997
(Commission File Number)	(I.R.S. Employer Identification No.)

19 Benthaven Place, Boulder, CO	80305
(Address of Principal Executive Offices)	(Zip Code)

(877) 263-1740
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Item 1.	Changes in Control of Registrant

Not applicable.

Item 2.	Acquisition or Disposition of Assets

Not applicable.

Item 3.	Bankruptcy or Receivership

Not applicable.

Item 4.	Changes in Registrant's Certifying Accountant

(1)	On February 13, 2003, the Company's Board of Directors notified it's certifying accountant, Brock and Company that the Company was changing its certifying account.

(2)	During the past two years there have been no adverse opinions or disclaimers of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principles.

(iii)

The Company's Board of Directors has engaged Stark, Winter, Schenkein & Company, LLP, Certified Public Accountants, 7535 E. Hampden Avenue, Suite 109, Denver, CO, 80231, Telephone No. (303) 694-6700, Fax No. (303) 694-6761 as its new certifying accountant.

(iv)

During the Company's two most recent fiscal years and any subsequent period preceding the engagement of its former accountant, there have been no disagreements with the former accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

(v)	See attached letter of March 3, 2003 from Brock and Company, CPA’s, P.C.

Item 5.	Other Events

Not applicable.

Item 6.	Resignation of Registrant’s Directors

Not applicable.

Item 7.	Financial Statements and Exhibits

Exhibits.

99.1 Consent of Brock and Company dated March 3, 2003.

Item 8.	Change in the Fiscal Year

Not applicable.

Item 9.	Regulation FD Disclosure

Not applicable.

SIGNATURE

Pursuant to the requirements required of the Securities and Exchange Act of 1934, the Registrant caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

EQUINE NUTRACEUTICALS, INC.

DATED: March 3, 2003	BY:	/s/ Marianne Sun
MARIANNE SUN
President